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                                                                  EXHIBIT 10(m)


                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT



         This Second Amendment to Employment Agreement dated as of September 29, 1995 (this "Second Amendment"), between Tesoro Petroleum Corporation, a Delaware corporation (the "Company"), and Bruce A. Smith ("Employee"), amends the Employment Agreement dated September 14, 1992 (the "Original Agreement"), between the Company and Employee, as amended by the First Amendment and Extension to Employment Agreement, dated December 14, 1994 (the "First Amendment"), between the Company and Employee. The Original Agreement as so amended by the First Amendment shall be referred to herein as the "Amended Agreement."

         The Company and Employee desire and agree to amend the Amended Agreement as follows:

         1. Section 1 of the Original Agreement is hereby amended by replacing the words "Chief Financial Officer" with the words "President and Chief Executive Officer."

         2. Section 2 of the Original Agreement is hereby amended by replacing the number "$200,000" with the number "$500,000."

         Except as expressly modified hereby, the Amended Agreement shall remain in full force and effect.

         In witness whereof, the parties have executed this Second Amendment as of the day and year first above written.

                 Company:         Tesoro Petroleum Corporation



                                     By  /S/ James C. Reed, Jr.
                                       ---------------------------------------
                                     James C. Reed, Jr.
                                     Executive Vice President, General
                                     Counsel and Secretary



                 Employee:               /S/ Bruce A. Smith
                                     ---------------------------------------
                                     Bruce A. Smith